UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 6, 2006 (October 6, 2006)
Date of Report (Date of earliest event reported)

Commission	Registrant’s Name, State of Incorporation,	IRS Employer
File Number	Address and Telephone Number	Identification No.

333-90553	MIDAMERICAN FUNDING, LLC	47-0819200
(An Iowa Limited Liability Company)
666 Grand Avenue, PO Box 657
Des Moines, Iowa 50303
515-242-4300

	MIDAMERICAN ENERGY COMPANY	42-1425214
1-11505	(An Iowa Corporation)
666 Grand Avenue, PO Box 657
Des Moines, Iowa 50303
515-242-4300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

MidAmerican Energy Company ("MidAmerican") reported today that it completed the sale of $350 million in aggregate principal amount of its 5.800% medium-term notes due October 15, 2036. The proceeds will be used by MidAmerican to pay construction costs of its interest in Council Bluffs Energy Center Unit No. 4 and its wind projects in Iowa, repay short-term indebtedness and for general corporate purposes.

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as “may”, “will”, “could”, “project”, “believe”, “anticipate”, “expect”, “estimate”, “continue”, “potential”, “plan”, “forecast” and similar terms. These statements represent MidAmerican’s intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside MidAmerican’s control and could cause actual results to differ materially from such forward-looking statements.

These factors include, among others, general economic and business conditions in the jurisdictions in which MidAmerican’s facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting MidAmerican or the electric or gas utility, or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, or electric utility industry; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the U.S. Securities and Exchange Commission (“SEC”), the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in MidAmerican’s SEC filings or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN FUNDING, LLC
MIDAMERICAN ENERGY COMPANY
(Registrant)
Date: October 6, 2006
/s/ Paul J. Leighton
Paul J. Leighton
Secretary of MidAmerican Funding, LLC and
Vice President, Corporate Secretary and Assistant
General Counsel of MidAmerican Energy Company